PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
              CORE EQUITY PORTFOLIO, REAL ESTATE EQUITY SECURITIES
                    PORTFOLIO AND ENHANCED RESERVES PORTFOLIO
              Supplement dated September 16, 1999 to the Prospectus
                               dated May 1, 1999,
                         as supplemented August 17, 1999


                  On August 25, 1999, the Board of Trustees of Phoenix Duff & Phelps Institutional Mutual Funds voted to direct the mandatory redemption of all shares of all classes of the Core Equity Portfolio, Real Estate Equity Securities Portfolio and Enhanced Reserves Portfolio. The Trustees determined that liquidation is in the best interests of the shareholders based upon consideration of the expense of maintaining these Portfolios. The Core Equity Portfolio, Real Estate Equity Securities Portfolio and Enhanced Reserves Portfolio are therefore closed to new investors.

                  On or about October 27, 1999, these Portfolios will be closed to all investor deposits and will be liquidated at their respective net asset values.


PXP 3090P (9/99)